SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) July 27, 1998
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                            COX COMMUNICATIONS, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

                 1-06590                           58-2112288
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           (Commission File Number)    (I.R.S. Employer Identification Number)

         1400 Lake Hearn Drive
         Atlanta, Georgia  30319                      30319
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         (Address of Principal                      (Zip Code)
           Executive Offices)

         Registrant's telephone number, including area code 404-843-5000
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          (Former Name or Former Address, if Changed Since Last Report)






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ITEM  5.     OTHER EVENTS

    Pursuant to a Registration Statement on Form S-3 (File No. 333-58531), the Company completed, on July 27, 1998, the sale of $200 million principal amount of its 6.40% Notes due 2008, $200 million principal amount of its 6.80% Debentures due 2028 and $250 million principal amount of its 6.15% REset Put Securities due 2033.

ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

             (a)    Financial Statements

                    None.

             (b)    Pro Forma Financial Information

                    None.

                    1. Form of Underwriting Agreement

                    4.1 Form of Note

                    4.2 Form of Debenture

                    4.3 Form of REset Put Security




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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              COX COMMUNICATIONS, INC.

    Date:  August 7, 1998                     By: /s/ Andrew A. Merdek
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                                                  Andrew A. Merdek
                                                  Secretary